Exhibit 99.1

McKESSON TO PURCHASE PSS WORLD MEDICAL, INC. IN A TRANSACTION VALUED AT $2.1 BILLION

SAN FRANCISCO & JACKSONVILLE, Florida, October 25, 2012 – McKesson Corporation (NYSE: MCK), a leading healthcare services and information technology company, and PSS World Medical, Inc. (NASDAQ: PSSI), announced today that the two companies have signed a definitive agreement under which McKesson will acquire all outstanding shares of PSS World Medical for $29.00 per share in cash. PSS World Medical and McKesson’s Medical Surgical business will combine to form a leading provider of medical supplies, services and technology to physician and extended care customers.

The total transaction, including the assumption of PSS World Medical’s outstanding debt, is valued at approximately $2.1 billion. The transaction, which has been approved by the boards of directors of both companies, is subject to customary closing conditions, including all necessary regulatory clearances and the approval of PSS World Medical’s shareholders. By the fourth year following the close of the transaction, McKesson expects to realize annual pre-tax synergies in excess of $100 million.

“The combination of McKesson’s Medical Surgical business and PSS World Medical is an exciting next step in McKesson’s commitment to improve business health and clinical performance across healthcare,” said John H. Hammergren, chairman and chief executive officer, McKesson Corporation. “The unified organization will bring extensive distribution capabilities, deep product and technology expertise and a broad portfolio of business services to an expanding industry, helping our customers improve efficiency and productivity, and deliver better care.”

McKesson plans to utilize each organization’s robust distribution infrastructure, private label offerings, and sales and customer service teams to provide the best of both companies to customers. With the combined entity, customers will have access to a broader array of medical products and services coupled with the additional convenience and efficiency of working with a single delivery organization.

“PSS World Medical and McKesson are both highly customer-focused companies with a shared commitment to strengthening the clinical success and financial health of caregivers by solving their most important problems,” said Gary A. Corless, president and chief executive officer, PSS World Medical. “This transaction positions the combined business to advance this shared mission and enhance the value we deliver to physicians and extended care customers. This combination creates opportunities for our team members and greater value for the shareholders of both organizations.”

Following the close of the transaction, the combined business will be reported as part of McKesson’s Distribution Solutions segment, reporting to Paul Julian, executive vice president and group president, McKesson Corporation. “We are extremely excited to bring these two great organizations together under two very talented leaders”, said John H. Hammergren, chairman and chief executive officer. “Stanton McComb, who will become president of the combined business, is a 10 year veteran of McKesson and has held various senior leadership roles in the company, including serving as the president of McKesson’s Medical Surgical business since March 2011. Upon the close of the transaction, Gary Corless, president and chief executive offer of PSS World Medical, will become chief operating officer of the combined organization. These two executives have outstanding track records of delivering results and building highly motivated teams, and we are excited about the opportunity to bring together the very best of these two organizations.”

As a result of this transaction announcement, PSS World Medical has cancelled its fiscal year 2013 second quarter conference call scheduled for today. PSS World Medical’s second quarter results will be announced with the filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission.

About McKesson

McKesson Corporation, currently ranked 14th on the FORTUNE 500, is a healthcare services and information technology company dedicated to making the business of healthcare run better. We partner with payers, hospitals, physician offices, pharmacies, pharmaceutical companies and others across the spectrum of care to build healthier organizations that deliver better care to patients in every setting. McKesson helps its customers improve their financial, operational, and clinical performance with solutions that include pharmaceutical and medical-surgical supply management, healthcare information technology, and business and clinical services. For more information, visit http://www.mckesson.com.

About PSS World Medical, Inc.

PSS World Medical, Inc. (Nasdaq:PSSI) markets and distributes medical products and services to front-line caregivers throughout the United States. With 4,000 team members, PSS is a leader in the markets it serves with innovative approaches to customer service and operational excellence. Its stated purpose is to strengthen the clinical success and financial health of caregivers by solving their biggest problems. The Company is focused to accelerate growth in four markets — Physician, Laboratory, Dispensing, and Home Care & Hospice — with products and solutions that deliver high quality, cost effective, and convenient patient care. For more information on PSS, visit www.pssworldmedical.com.

Risk Factors

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; the expected benefits and costs of the transaction; any projections of earnings, revenues or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product or service development, extensions or integration; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction, as the transaction is subject to certain closing conditions, including receipt of all necessary regulatory clearances and approval of PSS World Medical’s shareholders; the possibility that expected benefits may not materialize as expected; McKesson’s ability to successfully implement integration strategies; as well as the ability to ensure continued performance or market growth of PSS World Medical’s products and services. These risks, uncertainties and other factors, and the general risks associated with the respective businesses of McKesson and PSS World Medical described in the reports and other documents filed by each of them with the Securities and Exchange Commission, could cause actual results to differ materially from those referred to in the forward-looking statements. All forward-looking statements are based on information currently available to McKesson and PSS World Medical and are qualified in their entirety by this cautionary statement. Except as required by law, neither McKesson nor PSS World Medical assumes any obligation to update any such forward-looking statements or other statements included in this press release.

Additional Information and Where to Find It

In connection with the proposed acquisition, PSS World Medical plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PSS WORLD MEDICAL ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of PSS World Medical. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by PSS World Medical with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, you may also obtain McKesson’s filings with the SEC, free of charge, from McKesson’s website (www.mckesson.com) under the tab “Investors” through the “SEC Filings” link and you may obtain PSS World Medical’s filings with the SEC, free of charge, from PSS World Medical’s website (www.pssworldmedical.com) under the tab “Investor Relations” through the “SEC Filings” link.

Participants in the Solicitation

McKesson, PSS World Medical and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from PSS World Medical’s shareholders in connection with the proposed transaction. Information regarding McKesson’s directors and executive officers is available in McKesson’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on June 15, 2012. Information regarding PSS World Medical’s directors and executive officers is available in PSS World Medical’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on July 6, 2012. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

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McKesson Contacts:

Erin Lampert, 415-983-8391 (Investors and Financial Media)

Erin.Lampert@McKesson.com

Kris Fortner, 415-983-8352 (General and Business Media)

Kris.Fortner@McKesson.com

PSS World Medical Contact:

Jenny Kobin, 904-332-3287 (Investors and Media)

Investor-info@pssd.com

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